UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): August 5, 2005
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                                                           (August 5, 2005)
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                                    SYMS CORP
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             (Exact name of Registrant as Specified in its Charter)


                                   New Jersey
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                 (State or other Jurisdiction of Incorporation)


           1-8546                                       22-2465228
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  (Commission File Number)                    (IRS Employer Identification No.)


        Syms Way, Secaucus, NJ                            07094
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(Address of Principal Executive Offices)                (Zip Code)


                                 (201) 902-9600
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               (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report )

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

     On August 5, 2005, the Stock Option Committee of the Board of Directors of Syms Corp (the "Company") approved the form of nonqualified stock option agreement, incentive option award agreement and restricted stock award agreement used in connection with option grants, incentive option grants and restricted stock grants under the Company's 2005 Stock Option Plan. Copies of the forms are attached hereto as Exhibits 10.1, 10.2 and 10.3. A copy of the 2005 Stock Option Plan, as amended, is attached hereto as Exhibit 10.4.

Item 9.01   Financial Statements and Exhibits.

     (c)  Exhibits

          10.1  Form of Nonqualified Stock Option Award Agreement

          10.2  Form of Incentive Option Award Agreement

          10.3  Form of Restricted Stock Award Agreement

          10.4  Syms Corp 2005 Stock Option Plan, as amended

                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SYMS CORP


                                 By: /s/ Antone F. Moreira
                                     ------------------------
                                     Name:  Antone F. Moreira
                                     Title: Vice President, Chief Financial
                                            Officer

Date: August 5, 2005

                                  EXHIBIT INDEX

Exhibit Number         Description

10.1                   Form of Nonqualified Stock Option Award Agreement

10.2                   Form of Incentive Option Agreement

10.3                   Form of Restricted Stock Award Agreement

10.4                   Syms Corp 2005 Stock Option Plan, as amended